--------------------------------------------------------------------------------

                                         ANNUAL REPORT, June 30, 1997
           [LOGO]                          CAPPIELLO-RUSHMORE TRUST
                                4922 FAIRMONT AVENUE, BETHESDA, MARYLAND 20814
                                       (800) 622-1386   (301) 657-1510

--------------------------------------------------------------------------------

Dear Fellow Investor:

    This is the Cappiello-Rushmore Trust's fifth annual report. The Funds' performances for the fiscal year ended June 30, 1997 were as follows:
--------------------------------------------------------------------------------

                            TOTAL RETURN COMPARISON

        (AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED JUNE 30, 1997)

                                                              SINCE
                                                 ONE YEAR   INCEPTION*
                                                 --------   ----------

          Cappiello-Rushmore Growth Fund           10.10%       15.48%
          Cappiello-Rushmore Emerging Growth
          Fund                                    (2.15)%       11.78%
          Cappiello-Rushmore Utility Income
          Fund                                      3.39%        5.84%
          Standard & Poor's 500 Index              34.70%       20.85%

          *************************************************************
          Cappiello-Rushmore Gold Fund           (29.31)%     (10.12)%
          Philadelphia Exchange Gold & Silver
          Index (XAU)                            (22.76)%     (20.70)%

RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN PRINCIPAL AND REINVESTED DIVIDENDS AND CAPITAL GAINS. YOUR RETURN AND PRINCIPAL WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES.

*INCEPTION DATES: OCTOBER 6, 1992 FOR EMERGING GROWTH FUND, GROWTH FUND AND UTILITY INCOME FUND; GOLD FUND INCEPTION MARCH 7, 1994.
--------------------------------------------------------------------------------

                                    SUMMARY

    Over the past twelve months, economic growth (measured by real Gross Domestic Product) has averaged a robust 3.1%. Most recently, in the second quarter of 1997, that growth slowed to 2.7% due primarily to weak consumer spending. Powering this growth has been the corporate investment boom, primarily business equipment including computers and allied equipment. This has been reflected in the improved performance of technology stocks. This technology boom appears to be improving productivity growth and holding down prices thereby allowing the economy to grow at a faster rate without generating inflationary pressures. Some evidence of this is reflected in the inflation figures which over the past few quarters represent the lowest inflation rate that we have seen since 1965. With such economic positives as a backdrop, the stock market measured by the major market averages continued to move forward to record highs. However, beneath the surface of the stock market were significant "pockets" of underperformance including gold, utility stocks (particularly electric utilities), and surprisingly, the dramatic underperformance of small stocks with the Russell 2000 underperforming the S&P 500 by the widest margin since October of 1990.

    The big investment news has not been economic, but tax related. The new tax act occurred after June 30th but the lower capital gains tax rate became effective as of May 7, 1997. The following describes the new tax act and its implications for the market and investors. The lower capital gains tax favors growth stocks over the long haul versus income since dividends will be taxed as ordinary income. Further, the new tax act will be encouraging for corporate managers to favor share buy-backs rather than increasing dividend payments. This will serve to reduce the supply of stock available in the marketplace and should be positive for large and medium-sized capitalization stocks. In terms of small capitalization stocks, the capital gains tax cut could spur a period of outperformance by small-cap stocks. Every time capital gains taxes have been cut since 1978, small-cap stocks have significantly outperformed the S&P 500.

                  THE CAPPIELLO-RUSHMORE EMERGING GROWTH FUND

    The Emerging Growth Fund's investment objective is capital appreciation through investment in smaller, emerging growth companies with above-average appreciation potential. Typically, these companies have market capitalization between $50 million and $750 million. While equities in fast-growing, dynamic companies in expanding industries have historically been excellent vehicles for long-term capital growth, smaller companies are generally considered riskier investments than larger, more established companies due to their companies' greater reliance upon entrepreneurial management talent, less robust balance sheets, and less established businesses. Nevertheless, the superior growth prospects of smaller companies have provided investors the better returns over the long term reflecting the value and growth of underlying businesses. In the short term, while these businesses change very little, their stock prices can change significantly each day. So while small-cap stocks can provide attractive returns over the long term, they can be rocky in the short term. This proved to be the case in the past year when the Fund recorded a negative total return of (2.15)%. Compared to the Fund's 14.36% total return of 1996, this reflected that the smaller rapidly growing stocks had a tough time from June of 1996 to April of 1997. Since the Spring of 1996, the Russell 2000 Index of small stocks had been significantly underperforming the Standard & Poor's 500 Index which is dominated by large stocks. Prior to this underperformance period, small-cap growth companies had enjoyed a typical five-and-a-half-year cycle, stretching from October 1990 to peak in May 1996, in which they outperformed their larger counterparts. Further, pressure from stock redemptions during this period forced us to sell down our more promising stocks to raise cash. Falling prices and selling in a declining environment proved to be a deadly cycle for the Fund's overall performance. Nevertheless the Fund produced a number of winning stocks. Among the best acting stocks in the Emerging Growth's portfolio as of June 30, 1997 were:

                    JPM Co.                          + 375.00%
                    Remec, Inc.                      + 340.63%
                    World Access, Inc.               + 156.25%
                    National Data Corp.              + 129.60%
                    Reading & Bates Corp.            + 119.49%

    Happily, the small capitalization sector has improved significantly since the Spring of this year. In May and June of this year, small caps began their rebound with the Russell 2000 and this is reflected in the recent quarter performance of the Fund up 12.61% for the quarter ended June 30, 1997. This performance has continued to date (August 11, 1997).

    This recent improvement in small-cap stocks after a long period of underperformance provides a base for optimism for the next twelve months. While last year demonstrated that small caps tend to be more volatile than their larger counterparts both down and now up demonstrates that small caps can compensate for that extra risk by providing superior returns over the long haul.

                       THE CAPPIELLO-RUSHMORE GROWTH FUND

    The Growth Fund is designed to provide investors with capital appreciation through investment in larger, established companies that have demonstrated consistent sales and earnings growth. The Fund recorded a return of 10.10% for the year marking the third consecutive year of double-digit returns. The performance, while respectable in a volatile market year, fell short of the fast moving Standard & Poor's 500 Index. The S&P 500 which is weighted by market capitalization with the top 50 stocks having an average capitalization of over $70 billion each and selling at a price/earnings ratio of 24 times earnings with an average growth rate of 13% annually.

    Since the Fund's inception, the focus has been on larger capitalization growth companies with an emphasis on value. Investment in this type of company is generally stable, yet provides substantial long-term capital appreciation potential. Buying growth stocks for less than their underlying value is a key consideration of our portfolio management team since this further reduces long-term risk. This has precluded purchases of "momentum" type growth stocks which sell at price/earnings multiples of 50% or higher than their growth rates.

    While our focus continues to be the technology sector (24.27% of the portfolio) with names like Sun Microsystems, Inc., Tandem Computers, and Micron Technology, this sector is now overshadowed by a new emphasis on financial stocks (25.16% of assets) such as Charles Schwab Corp, Franklin Resources, and Student Loan Marketing Association. Oil and gas and related energy services is another new major category representing more than 10% of the assets including names such as Nuevo Energy and Varco International. We expect these stocks to do well over the next twelve months in the current business and interest rate environment. In redeploying the Funds assets, we have reduced a heretofore large portion in retailing and healthcare stocks. Among the better performing stocks in the portfolio as of June 30, 1997 were:

                    Student Loan Marketing Assn.     + 268.83%
                    Franklin Resources, Inc.         + 187.59%
                    Coca Cola Co.                    + 174.05%
                    Varco International, Inc.        + 152.15%
                    American Express Co.             + 149.93%

    Note that only two of our five best performing stocks can be categorized among the top 50 names in the S&P 500 Index.

                   THE CAPPIELLO-RUSHMORE UTILITY INCOME FUND

    The Utility Income Fund is structured to provide shareholders with high dividend income first and capital gains as a secondary consideration. The Fund's total return for the year ended June 30, 1997 was 3.39%. The portfolio's net dividend yield was 5.9%. Part of the disappointing performance reflected uncertainty in the electric utility sector reflecting the pressure of state and federal government regulation toward a more competitive marketplace. Further the relative underperformance in the prices of electric utility common stocks versus bonds and other income securities has been driven primarily by continued strength in the economy. Historically, strength in the U.S. economy usually has meant lagging performance for the utility sector as investors fear that an improving economy means higher interest rates. Additionally, investors sentiment reflects the fact that the sector is unlikely to outperform the market until the economy slows down, considerably. Finally, while most electric utilities are experiencing savings from cost-cutting measures now underway, these savings are expected to be partially offset by increasing competition and accelerated depreciation.

    During the year we have taken measures to lessen the Fund's dependence on electric utility performance. While the electric and gas utility stocks represent 64.79% of the portfolio, telephone companies are now 12.74% of the portfolio and a natural gas distribution company is 5.76% of the portfolio. Telephone companies such as NYNEX and ALLTEL possess some of the defensive characteristics of utilities but also offer the growth potential of telecommunications as a broad-based platform for the information highway. Additionally, we have begun to diversify into several non-utility areas which are both undervalued and paying a higher than average dividend including Crown America Realty Trust (a Real Estate Investment Trust) constituting 5.83% of the portfolio and a modest holding in convertible preferred stock (2.88% of the portfolio).

    We continue to believe that electric and gas utilities offer a solid defensive hedge against a moderating economy and/or a difficult market environment, which could well develop over the next twelve months. Additionally, utilities will continue to manage in order to strengthen their competitive positions providing capital gains opportunities. Further, we believe that the electric utility stocks are attractive in terms of fundamentals which include low price earnings ratios and higher than average yields. For example, stocks in DLJ Electric Utility Universe (as of July, 1997) are currently selling at an average of 11.2 times 1998 earnings estimates, and 1.4 times estimated 1997 book value representing a historically low level.

                        THE CAPPIELLO-RUSHMORE GOLD FUND

    The Gold Fund seeks capital appreciation through investment in securities of companies engaged in the mining or processing of gold and other precious metals throughout the world. Particular emphasis is placed on companies who are expanding production from current operations and/or seeking new discoveries.

    During the past twelve months, both the price of gold and the performance of the Gold Fund has been disappointing with the Fund showing a one-year performance of (29.31)% and gold selling at its lowest point since 1985 when it traded down to $285 an ounce. The most recent sell-off in gold and gold stocks reflects the actions of the Australian central bank in selling 167 tonnes of gold which equates to two-thirds of that country's reserve. This was surprising since Australia was not viewed as a potential seller and reinforced the growing belief that other central banks may be considering gold sales. In addition to the threat of future central bank sales, there are three other factors that have come together to depress the price of gold: the surging stock markets around the world, low inflation, and the strong dollar. Despite reasonably strong supply/demand fundamentals (including rising demand for the metal in Asia and South America, and increased industrial and jewelry usage), sentiment toward gold continues to be negative due to the belief of the inevitability of future central banks sales.

    Our view is that the threat of future sales is exaggerated and that the European Monetary Union (EMU) will require strong gold backing to inspire confidence in the EMU's forthcoming currency, the Euro. Further, history tells us that the reason for holding gold has never been to outperform financial assets but as a hedge against inflation as well as other economic and political risks. Typically, gold is a metal that a well diversified investor wants to focus on when everyone hates it. This appears to be one of those times for gold stocks.

                            OUTLOOK FOR 1997 - 1998

    We do not attempt to forecast what the stock market will do or when. We do attempt to make projections about the economy, because that is a necessary input to an interest rate forecast. Our forecast for the next twelve months includes an economic growth trend of about 3% (measured by GDP) which happens to be the average of the last fifteen years. So far in 1997, in a stronger than expected economy, the Consumer Price Index (CPI) on an annualized basis is up only 2.1%. Our forecast is that there will be only a modest upward change (perhaps to 2.5%) by mid-1998. In terms of interest rates, the 30-year Treasury bond should range between 6-7% (30 year Treasury Bond) with a Fed Fund Rate (the key short term rate at which banks lend money to other banks) at between 5 1/2 - 6%.

    Not since the early days after World War One have economic, financial, and business conditions together been as favorable as they have been in recent years and still are today. Continuing growth in business activity, less government interference, rising export demand, the strong competitive position of our companies in world markets, accelerating productivity stemming from rapid adoption of new technology all have contributed to this extraordinary market. In the long run of course, only one thing matters: the growth of earnings and dividends. That uptrend is what makes the market rewarding for patient investors. In this regard, we expect operating earnings on the Dow Industrial Average to be up about 12% to 15% with mid-cap and small-cap companies, on average, exceeding these levels in 1997 through 1998. Stock valuations continue to be attractive with price/earnings multiples relative to the interest rates and inflation environment.

    Nevertheless, all forecasts are tentative, including this one. The few negatives in the economy and the stock market are related to "time." First, the current business cycle is over seven years old. It is now the third longest in U.S. economic history. Secondly, the stock market's surge since the Fall of 1990 rivals the two great bull markets of this century both in time and magnitude of gain; specifically, the U.S. market of the 1920's and the Japanese stock market of the 1980's. This raises the risk of miscalculation. Growth may be stronger than expected, putting more pressure on capacity and other resources and requiring a more aggressive response from the Federal Reserve. This could occur if global economic growth rebounds faster than expected. Thirdly, any increase in productivity growth could be short-lived. This would be reflected in a rise in inflation causing investors to lose confidence in the Fed. This would imply higher interest rates and a decline in stock and bond prices. In our view, the one major positive that may outweigh all the possible negatives is the enactment of the new tax legislation and its effect on investing as noted in the "Summary" section. The most important part of the bill is the capital gains tax rate cut. Now if you owned a stock for 18 months and a day, you can sell and pay a tax of just 20% on your profits down from 28%. Investment income such as dividends and interest are taxed at rates up to 39.6%. This is a powerful incentive toward long-term investing in stocks.

    As always, thank you for your continued support.

                                                     [SIGNATURE]

                                            Frank A. Cappiello
                                            Chairman, Cappiello-Rushmore Trust
                                            August 11, 1997

JUNE 30, 1997                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
PORTFOLIOS OF INVESTMENTS

UTILITY INCOME FUND

------------------------------------------------------
                                               MARKET VALUE
SHARES                                             (NOTE 1)
-----------------------------------------------------------
COMMON STOCKS -- 89.12% OF TOTAL
  INVESTMENTS
GAS AND ELECTRIC -- 64.79%
   15,000  Allegheny Power System, Inc.        $   400,313
   14,000  CMS Energy Corp.                        493,500
   15,000  DTE Energy Holding Co.                  414,375
   14,500  Interstate Power Co.                    415,062
   25,000  Long Island Lighting Co.                575,000
   10,400  Peoples Energy Corp.                    389,350
   18,000  Potomac Electric Power Co.              416,250
   10,000  Public Service Co. of Colorado          415,000
   19,000  Southern Co.                            415,625
   17,000  TNP Enterprises, Inc.                   394,188
   11,400  Union Electric Co.                      429,637
   15,000  United Illuminating Co.                 463,125
   22,000  Washington Water Power Co.              431,750
                                               ------------
                                                 5,653,175
                                               ------------
NATURAL GAS DISTRIBUTION -- 5.76%
   20,000  Washington Gas Light Co.                502,500
                                               ------------
REAL ESTATE INVESTMENT TRUSTS -- 5.83%
   55,000  Crown American Realty Trust             508,750
                                               ------------
TELEPHONE -- 12.74%
   16,000  ALLTEL Corp.                            535,000
   10,000  NYNEX Corp.                             576,250
                                               ------------
                                                 1,111,250
                                               ------------
TOTAL COMMON STOCKS
  (COST $6,659,158)                              7,775,675
                                               ------------
CONVERTIBLE PREFERRED
  STOCKS -- 2.88%
    5,000  Sea Containers, Ltd. Conv. Pfd.
             $4.00 (Cost $222,400)                 251,250
                                               ------------
MONEY MARKET FUNDS -- 8.00%
  697,872  Fund for Government Investors
             (Cost $697,872)                       697,872
                                               ------------
TOTAL INVESTMENTS -- 100.00%
  (COST $7,579,430)                            $ 8,724,797
                                               ------------
                                               ------------

GROWTH FUND

------------------------------------------------------
                                             MARKET VALUE
SHARES                                           (NOTE 1)
---------------------------------------------------------
COMMON STOCKS -- 92.78% OF TOTAL
  INVESTMENTS
BEVERAGES -- 5.79%
   20,000  Coca Cola Co.                    $   1,350,000
                                            -------------
COMPUTER AND BUSINESS
  EQUIPMENT -- 7.98%
   20,000  Sun Microsystems, Inc.*                744,376
   55,000  Tandem Computers, Inc.*              1,113,750
                                            -------------
                                                1,858,126
                                            -------------
COMPUTER SOFTWARE INFORMATION
  PROCESSING -- 8.03%
   29,600  Reynolds and Reynolds Co.              466,200
   26,000  Shared Medical Systems Corp.         1,404,000
                                            -------------
                                                1,870,200
                                            -------------
CONSUMER ELECTRONICS -- 1.52%
   15,000  VLSI Technology, Inc.*                 354,375
                                            -------------
CONTAINERS AND PACKAGING -- 1.63%
    8,000  Sealed Air Corp.*                      380,000
                                            -------------
DIVERSIFIED ELECTRONICS -- 10.31%
   20,000  General Motors Corp. Class H         1,155,000
  150,000  Gulf Canada Resources Ltd.*          1,246,875
                                            -------------
                                                2,401,875
                                            -------------
FINANCIAL -- 25.16%
   15,000  American Express Co.                 1,117,500
   35,000  Charles Schwab Corp.                 1,424,063
   26,500  Franklin Resources, Inc.             1,922,906
   11,000  Student Loan Marketing Assn.         1,397,000
                                            -------------
                                                5,861,469
                                            -------------
HEALTHCARE -- 5.13%
   10,000  Pfizer, Inc.                         1,195,000
                                            -------------
OIL AND GAS -- 3.87%
   22,000  Nuevo Energy Co.*                      902,000
                                            -------------
OIL AND GAS SERVICES -- 5.81%
   42,000  Varco International, Inc.*           1,354,500
                                            -------------
PERSONAL PRODUCTS -- 2.31%
   20,300  Nu Skin Asia Pacific, Inc.*            537,950
                                            -------------

   *NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------

PORTFOLIOS OF INVESTMENTS (CONTINUED)

GROWTH FUND (CONTINUED)

------------------------------------------------------
                                           MARKET VALUE
SHARES                                         (NOTE 1)
-------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS/COMPONENTS -- 6.74%
   15,000  Micron Technology, Inc.        $     599,063
   31,700  National Semiconductor Corp.*        970,812
                                          -------------
                                              1,569,875
                                          -------------
TRANSPORTATION -- 8.50%
   32,000  KLM Royal Dutch Airlines             988,000
   35,250  Pittston Burlington Group            991,406
                                          -------------
                                              1,979,406
                                          -------------
TOTAL COMMON STOCKS
  (COST $13,415,565)                         21,614,776
                                          -------------
WARRANTS -- 5.57%
   97,000  Federated Department Stores,
             Inc.
             WTS C* (Cost $614,392)           1,297,375
                                          -------------
MONEY MARKET FUNDS -- 1.65%
  385,857  Fund for Government Investors
             (Cost $385,857)                    385,857
                                          -------------
TOTAL INVESTMENTS -- 100.00%
  (COST $14,415,814)                      $  23,298,008
                                          -------------
                                          -------------

EMERGING GROWTH FUND

------------------------------------------------------
                                             MARKET VALUE
SHARES                                           (NOTE 1)
---------------------------------------------------------
COMMON STOCKS -- 90.64% OF TOTAL
  INVESTMENTS
COMMUNICATIONS PRODUCTS -- 0.89%
    7,500  Remec, Inc.*                     $     176,250
                                            -------------
COMPUTER AND BUSINESS
  EQUIPMENT -- 1.36%
   25,000  Larscom, Inc., Class A*                268,750
                                            -------------
COMPUTER SOFTWARE -- 1.52%
   15,000  Planning Sciences International
             PLC ADR*                              86,250
   35,000  Premis Corp.*                           71,095
   21,200  Quadramed Corp.*                       143,100
                                            -------------
                                                  300,445
                                            -------------
COMPUTER SOFTWARE INFORMATION
  PROCESSING -- 4.65%
   17,000  Shared Medical Systems Corp.           918,000
                                            -------------
ELECTRONICS -- 1.69%
   57,000  Laser Power Corp.*                     334,875
                                            -------------
HEALTHCARE PRODUCTS -- 12.33%
   60,000  IBAH, Inc.*                            213,750
   40,000  Immune Response Corp.*                 305,000
   30,000  I-STAT Corp. *                         513,750
   59,000  KV Pharmaceutical Co.,
             Class A *                            977,187
   30,000  Nexstar Pharmaceuticals *              427,500
                                            -------------
                                                2,437,187
                                            -------------
INFORMATION PROCESSING -- 7.67%
   35,000  National Data Corp.                  1,515,938
                                            -------------
LODGING -- 3.05%
   72,000  Candlewood Hotel Co., Inc.*            603,000
                                            -------------
MANUFACTURING -- 1.88%
   31,000  Alyn Corp.*                            372,000
                                            -------------
MERCHANDISING/RETAIL -- 13.48%
   49,800  Braun Fashions Corp.*                  423,300
   90,000  Charming Shoppes, Inc.*                469,692
  117,700  National Media Corp.*                  765,050
   55,000  Paul Harris Stores, Inc.*              921,250
   89,232  Score Board, Inc. *                     83,655
                                            -------------
                                                2,662,947
                                            -------------
OIL AND GAS SERVICES -- 6.77%
   50,000  Reading and Bates Corp.*             1,337,500
                                            -------------

ADR AMERICAN DEPOSITORY RECEIPT

*    NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------

PORTFOLIOS OF INVESTMENTS (CONTINUED)

EMERGING GROWTH FUND (CONTINUED)

------------------------------------------------------
                                           MARKET VALUE
SHARES                                         (NOTE 1)
-------------------------------------------------------
COMMON STOCKS (CONTINUED)
SEMICONDUCTORS/COMPONENTS -- 6.65%
   50,000  PMC Sierra, Inc.*              $   1,312,500
                                          -------------
SERVICE -- 4.66%
  115,000  Forensic Technologies
             International Corp.*               920,000
                                          -------------
TELECOMMUNICATIONS -- 14.05%
   20,000  Celeritek, Inc.*                     250,000
   36,200  Hungarian Telephone and
             Cable*                             316,750
   20,000  JPM Co.*                             712,500
   73,000  World Access, Inc.*                1,496,500
                                          -------------
                                              2,775,750
                                          -------------
TRANSPORTATION -- 9.99%
   25,000  Hub Group, Inc. Class A*             753,125
   32,000  Pittston Burlington Group            900,000
  125,000  Worldcorp, Inc. Holding Co.*         320,313
                                          -------------
                                              1,973,438
                                          -------------
TOTAL COMMON STOCKS
  (COST $13,744,472)                         17,908,580
                                          -------------
CONVERTIBLE PREFERRED
  STOCKS -- 7.04%
  208,080  Mesa, Inc. 8% Conv. Pfd.
             Class A (Cost $707,854)          1,391,535
                                          -------------
WARRANTS -- 0.20%
   28,000  Barringer Technologies, Inc.
             WTS* (Cost $1,400)                  40,250
                                          -------------
MONEY MARKET FUNDS -- 2.12%
  418,256  Fund for Government Investors
             (Cost $418,256)                    418,256
                                          -------------
TOTAL INVESTMENTS -- 100.00%
  (COST $14,871,982)                      $  19,758,621
                                          -------------
                                          -------------

GOLD FUND

------------------------------------------------------
                                            MARKET VALUE
SHARES                                          (NOTE 1)
--------------------------------------------------------
COMMON STOCKS -- 89.01% OF TOTAL
  INVESTMENTS
METALS AND MINING
DOMESTIC -- 39.52%
   27,000  Amax Gold, Inc.*                 $   165,375
   35,000  Battle Mountain Gold Co.             199,062
   25,000  Crown Resources Corp.*               159,375
   13,000  Homestake Mining Co.                 169,813
   10,000  Newmont Mining Corp.                 390,000
   15,500  Stillwater Mining Co.*               344,875
                                            ------------
                                              1,428,500
                                            ------------
FOREIGN -- 49.49%
   12,000  Aber Resources, Ltd.*                168,000
   10,000  Agnico Eagle Mines, Ltd.              96,250
    7,000  Barrick Gold Corp.                   154,000
   14,000  Cambior, Inc.                        158,375
   28,000  Golden Star Resources, Ltd.*         227,500
   30,000  Kinross Gold Corp.*                  135,000
    6,000  Lihir Gold, Ltd.*                    197,250
   60,000  Miramar Mining Corp.*                221,250
   10,000  Placer Dome, Inc.                    163,750
  200,000  Rea Gold Corp.*                      125,000
   60,000  Royal Oak Mines, Inc.*               142,500
                                            ------------
                                              1,788,875
                                            ------------
TOTAL COMMON STOCKS
  (COST $3,931,025)                           3,217,375
                                            ------------
MONEY MARKET FUNDS -- 10.99%
  397,342  Fund for Government Investors
             (Cost $397,342)                    397,342
                                            ------------
TOTAL INVESTMENTS -- 100.00%
  (COST $4,328,367)                         $ 3,614,717
                                            ------------
                                            ------------

   *NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES

                                       UTILITY                      EMERGING
                                     INCOME FUND    GROWTH FUND    GROWTH FUND    GOLD FUND

ASSETS
  Securities at Cost...............  $7,579,430    $14,415,814    $14,871,982    $4,328,367
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------
  Securities at Value (Note 1).....  $8,724,797    $23,298,008    $19,758,621    $3,614,717
  Receivable for Securities Sold...      59,924      1,659,590      1,233,775            --
  Receivable for Shares Sold.......       1,025         11,285          6,619         2,675
  Dividends Receivable.............      44,850         10,645          3,570            --
  Interest Receivable..............         887          1,054          2,022         1,927
                                     -----------   -------------  -------------  -----------
    Total Assets...................   8,831,483     24,980,582     21,004,607     3,619,319
                                     -----------   -------------  -------------  -----------

LIABILITIES
  Investment Advisory Fee
    Payable........................       2,494         10,137          8,564         2,279
  Administrative Fee Payable.......       4,989         20,274         17,128         3,256
  Payable for Securities
    Purchased......................          --             --         41,750            --
  Liability for Shares Redeemed....       7,346         50,797        205,253       205,159
  Other Fees Payable...............           2             --             83            81
  Dividends Payable................      10,641             --             --            --
                                     -----------   -------------  -------------  -----------
    Total Liabilities..............      25,472         81,208        272,778       210,775
                                     -----------   -------------  -------------  -----------
NET ASSETS.........................  $8,806,011    $24,899,374    $20,731,829    $3,408,544
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------
SHARES OUTSTANDING.................     846,722      1,308,875      1,497,533       485,392
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------
NET ASSET VALUE PER SHARE..........      $10.40         $19.02         $13.84         $7.02
                                     -----------   -------------  -------------  -----------
                                     -----------   -------------  -------------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

FOR THE YEAR ENDED JUNE 30, 1997                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                            UTILITY                     EMERGING
                                          INCOME FUND   GROWTH FUND   GROWTH FUND     GOLD FUND

INVESTMENT INCOME
  Interest..............................   $   5,501    $   69,735    $    36,966    $    25,195
  Dividends.............................     641,749       198,458         54,049         21,919
                                          -----------   -----------   ------------   ------------
    Total Investment Income.............     647,250       268,193         91,015         47,114
                                          -----------   -----------   ------------   ------------

EXPENSES
  Investment Advisory Fee (Note 2)......      38,223       129,484        151,476         34,904
  Administrative Fee (Note 2)...........      76,447       258,968        302,952         49,863
  Other Fees............................           2            --             83             81
                                          -----------   -----------   ------------   ------------
    Total Expenses......................     114,672       388,452        454,511         84,848
                                          -----------   -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS)............     532,578      (120,259)      (363,496)       (37,734)
                                          -----------   -----------   ------------   ------------
Net Realized Gain (Loss) on Investment
   Transactions.........................     462,173       (90,376)      (650,708)      (527,830)
Net Change in Unrealized Appreciation/
   Depreciation of Investments..........    (763,657)    2,092,216       (414,690)    (1,066,830)
                                          -----------   -----------   ------------   ------------
NET GAIN (LOSS) ON INVESTMENTS..........    (301,484)    2,001,840     (1,065,398)    (1,594,660)
                                          -----------   -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............   $ 231,094    $1,881,581    $(1,428,894)   $(1,632,394)
                                          -----------   -----------   ------------   ------------
                                          -----------   -----------   ------------   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   UTILITY
                                                 INCOME FUND                GROWTH FUND

                                                      FOR THE YEARS ENDED JUNE 30,

                                             1997          1996          1997          1996
                                          -----------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Income (Loss)..........  $   532,578  $    840,420  $   (120,259) $   (113,708)
  Net Realized Gain (Loss) on Investment
    Transactions........................      462,173     1,027,583       (90,376)    1,720,027
  Net Change in Unrealized
    Appreciation/Depreciation of
    Investments.........................     (763,657)    1,280,283     2,092,216     3,405,681
                                          -----------  ------------  ------------  ------------
    Net Increase in Net Assets Resulting
      from Operations...................      231,094     3,148,286     1,881,581     5,012,000
                                          -----------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income............     (540,376)     (839,386)           --            --
  From Net Realized Gain on
    Investments.........................           --            --      (890,035)           --
                                          -----------  ------------  ------------  ------------
    Total Distributions to
      Shareholders......................     (540,376)     (839,386)     (890,035)           --
                                          -----------  ------------  ------------  ------------

FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.....    2,791,305    22,326,670    24,857,946    36,733,251
  Reinvestment of Distributions.........      429,181       671,443       862,676            --
  Cost of Shares Redeemed...............   (9,211,322)  (27,351,733)  (33,589,710)  (29,304,990)
                                          -----------  ------------  ------------  ------------
    Net Increase (Decrease) in Net
      Assets Resulting from Share
      Transactions......................   (5,990,836)   (4,353,620)   (7,869,088)    7,428,261
                                          -----------  ------------  ------------  ------------

    TOTAL INCREASE (DECREASE) IN NET
      ASSETS............................   (6,300,118)   (2,044,720)   (6,877,542)   12,440,261

NET ASSETS -- Beginning of Year.........   15,106,129    17,150,849    31,776,916    19,336,655
                                          -----------  ------------  ------------  ------------
NET ASSETS -- End of Year...............  $ 8,806,011  $ 15,106,129  $ 24,899,374  $ 31,776,916
                                          -----------  ------------  ------------  ------------
                                          -----------  ------------  ------------  ------------

SHARES
  Sold..................................      272,300     2,216,170     1,435,617     2,234,071
  Issued in Reinvestment of
    Distributions.......................       42,219        64,781        50,332            --
  Redeemed..............................     (892,574)   (2,711,615)   (1,955,558)   (1,776,492)
                                          -----------  ------------  ------------  ------------
    Net Increase (Decrease) in Shares...     (578,055)     (430,664)     (469,609)      457,579
                                          -----------  ------------  ------------  ------------
                                          -----------  ------------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                       EMERGING
                                                                      GROWTH FUND                  GOLD FUND

                                                                           FOR THE YEARS ENDED JUNE 30,

                                                                  1997          1996           1997          1996
                                                              ------------  -------------  ------------  ------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss.......................................  $   (363,496) $    (498,532) $    (37,734) $    (44,769)
  Net Realized Gain (Loss) on Investment Transactions.......      (650,708)     6,135,405      (527,830)      322,082
  Net Change in Unrealized Appreciation/Depreciation of
    Investments.............................................      (414,690)    (1,388,307)   (1,066,830)     (185,846)
                                                              ------------  -------------  ------------  ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Operations............................................    (1,428,894)     4,248,566    (1,632,394)       91,467
                                                              ------------  -------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From Net Investment Income................................            --             --            --            --
  From Net Realized Gain on Investments.....................    (5,065,773)      (344,847)           --            --
                                                              ------------  -------------  ------------  ------------
  Total Distributions to Shareholders.......................    (5,065,773)      (344,847)           --            --
                                                              ------------  -------------  ------------  ------------

FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares.........................    61,065,491    133,412,070    30,042,821    32,770,950
  Reinvestment of Distributions.............................     4,754,104        291,283            --            --
  Cost of Shares Redeemed...................................   (83,578,594)  (129,227,353)  (31,124,263)  (33,535,892)
                                                              ------------  -------------  ------------  ------------
    Net Increase (Decrease) in Net Assets Resulting from
      Share Transactions....................................   (17,758,999)     4,476,000    (1,081,442)     (764,942)
                                                              ------------  -------------  ------------  ------------

    TOTAL INCREASE (DECREASE) IN NET ASSETS.................   (24,253,666)     8,379,719    (2,713,836)     (673,475)

NET ASSETS -- Beginning of Year.............................    44,985,495     36,605,776     6,122,380     6,795,855
                                                              ------------  -------------  ------------  ------------
NET ASSETS -- End of Year...................................  $ 20,731,829  $  44,985,495  $  3,408,544  $  6,122,380
                                                              ------------  -------------  ------------  ------------
                                                              ------------  -------------  ------------  ------------

SHARES
  Sold......................................................     4,123,530      8,118,604     3,355,585     3,126,181
  Issued in Reinvestment of Distributions...................       359,071         18,518            --            --
  Redeemed..................................................    (5,632,148)    (7,936,795)   (3,486,619)   (3,196,969)
                                                              ------------  -------------  ------------  ------------
    Net Increase (Decrease) in Shares.......................    (1,149,547)       200,327      (131,034)      (70,788)
                                                              ------------  -------------  ------------  ------------
                                                              ------------  -------------  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                   UTILITY INCOME FUND

                                                                                    FOR THE
                                       FOR THE YEARS ENDED JUNE 30,               PERIOD ENDED
                            ---------------------------------------------------     JUNE 30,
                                1997          1996         1995         1994         1993*
                            ------------   ----------   ----------   ----------   ------------
PER SHARE OPERATING
   PERFORMANCE:
Net Asset Value --
   Beginning of Period....    $10.60         $9.24        $8.39       $10.82        $10.00
                            ------------   ----------   ----------   ----------   ------------
Income from Investment
   Operations:
  Net Investment Income...     0.532         0.489        0.555        0.527         0.255
  Net Realized and
    Unrealized Gain (Loss)
    on Securities.........    (0.196)        1.391        0.846       (2.421)        0.820
                            ------------   ----------   ----------   ----------   ------------
    Total from Investment
      Operations..........     0.336         1.880        1.401       (1.894)        1.075
                            ------------   ----------   ----------   ----------   ------------
Distributions to
   Shareholders:
  From Net Investment
    Income................    (0.536)       (0.520)      (0.551)      (0.525)       (0.255)
  From Net Realized
    Capital Gain..........        --            --           --       (0.011)           --
                            ------------   ----------   ----------   ----------   ------------
    Total Distributions to
      Shareholders........    (0.536)       (0.520)      (0.551)      (0.536)       (0.255)
                            ------------   ----------   ----------   ----------   ------------
Net Increase (Decrease) in
   Net Asset Value........     (0.20)         1.36         0.85        (2.43)         0.82
                            ------------   ----------   ----------   ----------   ------------
Net Asset Value -- End of
   Period.................    $10.40        $10.60        $9.24        $8.39        $10.82
                            ------------   ----------   ----------   ----------   ------------
                            ------------   ----------   ----------   ----------   ------------

TOTAL INVESTMENT RETURN...      3.39%        20.60%       16.62%      (18.18)%        9.98%(A)

RATIOS TO AVERAGE NET
   ASSETS:
  Expenses................      1.05%         1.05%        1.05%        1.05%         1.05%(B)
  Net Investment Income...      4.88%         4.82%        6.26%        5.21%         3.31%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover
    Rate..................     17.33%        45.11%      147.04%       26.13%        15.93%
  Net Assets at End of
    Period (000's
    omitted)..............    $8,806       $15,106      $17,151       $9,117        $8,415
  Number of Shares
    Outstanding at End of
    Period (000's
    omitted)..............       847         1,425        1,855        1,086           778
  Average Commission Rate
    Paid..................   $0.0496(C)         --           --           --            --
--------------------------

     (A) Total Investment Return for periods of less than one year are not annualized.

     (B) Annualized.

     (C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

   *FROM COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                               GROWTH FUND

                                                                                            FOR THE
                                               FOR THE YEARS ENDED JUNE 30,               PERIOD ENDED
                                    ---------------------------------------------------     JUNE 30,
                                        1997          1996         1995         1994         1993*
                                    ------------   ----------   ----------   ----------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of
    Period........................    $17.87        $14.64       $11.05       $10.63        $10.00
                                    ------------   ----------   ----------   ----------   ------------
  Income from Investment
    Operations:
    Net Investment Income
      (Loss)......................    (0.092)       (0.069)       0.014       (0.021)        0.012
    Net Realized and Unrealized
      Gain on Securities..........     1.831         3.299        3.593        0.444         0.620
                                    ------------   ----------   ----------   ----------   ------------
      Total from Investment
        Operations................     1.739         3.230        3.607        0.423         0.632
                                    ------------   ----------   ----------   ----------   ------------
  Distributions to Shareholders:
    From Net Investment Income....        --            --       (0.017)      (0.003)       (0.002)
    From Net Realized Capital
      Gain........................    (0.589)           --           --           --            --
                                    ------------   ----------   ----------   ----------   ------------
      Total Distributions to
        Shareholders..............    (0.589)           --       (0.017)      (0.003)       (0.002)
                                    ------------   ----------   ----------   ----------   ------------
  Net Increase in Net Asset
    Value.........................      1.15          3.23         3.59         0.42          0.63
                                    ------------   ----------   ----------   ----------   ------------
  Net Asset Value -- End of
    Period........................    $19.02        $17.87       $14.64       $11.05        $10.63
                                    ------------   ----------   ----------   ----------   ------------
                                    ------------   ----------   ----------   ----------   ------------

TOTAL INVESTMENT RETURN...........     10.10%        22.06%       32.65%        3.99%         6.34%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses........................      1.50%         1.50%        1.50%        1.50%         1.50%(B)
  Net Investment Income (Loss)....     (0.46)%       (0.41)%       0.12%       (0.18)%        0.17%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate.........     41.93%        74.50%       70.89%      119.03%        21.13%
  Net Assets at End of Period
    (000's omitted)...............   $24,899       $31,777      $19,337       $9,993        $3,165
  Number of Shares Outstanding at
    End of Period (000's
    omitted)......................     1,309         1,778        1,321          904           298
  Average Commission Rate Paid....   $0.0453(C)         --           --           --            --
----------------------------------

     (A) Total Investment Return for periods of less than one year are not annualized.

     (B) Annualized.

     (C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

   *FROM COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                       EMERGING GROWTH FUND

                                                                                                                        FOR THE
                                                                            FOR THE YEARS ENDED JUNE 30,              PERIOD ENDED
                                                                 --------------------------------------------------     JUNE 30,
                                                                    1997          1996         1995         1994         1993*
                                                                 -----------   ----------   ----------   ----------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period.......................    $16.99       $14.96       $10.41       $11.32        $10.00
                                                                 -----------   ----------   ----------   ----------     ------
  Income from Investment Operations:
    Net Investment Loss........................................    (0.242)      (0.161)      (0.075)      (0.104)       (0.050)
    Net Realized and Unrealized Gain (Loss) on Securities......    (0.243)       2.300        4.625       (0.686)        1.377
                                                                 -----------   ----------   ----------   ----------     ------
      Total from Investment Operations.........................    (0.485)       2.139        4.550       (0.790)        1.327
                                                                 -----------   ----------   ----------   ----------     ------
  Distributions to Shareholders:
    From Net Investment Income.................................        --           --           --           --            --
    From Net Realized Capital Gain.............................    (2.665)      (0.109)          --       (0.120)       (0.007)
                                                                 -----------   ----------   ----------   ----------     ------
      Total Distributions to Shareholders......................    (2.665)      (0.109)          --       (0.120)       (0.007)
                                                                 -----------   ----------   ----------   ----------     ------
  Net Increase (Decrease) in Net Asset Value...................     (3.15)        2.03         4.55        (0.91)         1.32
                                                                 -----------   ----------   ----------   ----------     ------
  Net Asset Value -- End of Period.............................    $13.84       $16.99       $14.96       $10.41        $11.32
                                                                 -----------   ----------   ----------   ----------     ------
                                                                 -----------   ----------   ----------   ----------     ------

TOTAL INVESTMENT RETURN........................................     (2.15)%      14.36%       43.71%       (7.31)%       13.35%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses.....................................................      1.50%        1.50%        1.50%        1.50%         1.50%(B)
  Net Investment Loss..........................................     (1.20)%      (0.98)%      (0.61)%      (0.85)%       (0.63)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate......................................     66.16%      121.22%       96.11%      128.13%        67.90%
  Net Assets at End of Period (000's omitted)..................   $20,732      $44,985      $36,606      $18,133       $ 4,750
  Number of Shares Outstanding at End of Period (000's
    omitted)...................................................     1,498        2,647        2,447        1,742           420
  Average Commission Rate Paid.................................   $0.0382(C)        --           --           --            --
---------------------------------------------------------------

     (A) Total Investment Return for periods of less than one year are not annualized.

     (B) Annualized.

     (C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

   * FROM COMMENCEMENT OF OPERATIONS OCTOBER 6, 1992.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                                        CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                                   GOLD FUND

                                                                                       FOR THE YEARS ENDED              FOR THE
                                                                                            JUNE 30,                  PERIOD ENDED
                                                                              -------------------------------------     JUNE 30,
                                                                                 1997          1996         1995         1994*
                                                                              -----------   ----------   ----------   ------------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value -- Beginning of Period....................................   $  9.93      $  9.89      $  9.52       $ 10.00
                                                                              -----------   ----------   ----------     ------
  Income from Investment Operations:
    Net Investment Loss.....................................................    (0.078)      (0.060)      (0.047)       (0.008)
    Net Realized and Unrealized Gain (Loss) on Securities...................    (2.832)       0.100        0.417        (0.472)
                                                                              -----------   ----------   ----------     ------
      Total from Investment Operations......................................    (2.910)       0.040        0.370        (0.480)
                                                                              -----------   ----------   ----------     ------
  Distributions to Shareholders:
    From Net Investment Income..............................................        --           --           --            --
    From Net Realized Capital Gain..........................................        --           --           --            --
                                                                              -----------   ----------   ----------     ------
      Total Distributions to Shareholders...................................        --           --           --            --
                                                                              -----------   ----------   ----------     ------
  Net Increase (Decrease) in Net Asset Value................................     (2.91)        0.04         0.37         (0.48)
                                                                              -----------   ----------   ----------     ------
  Net Asset Value -- End of Period..........................................     $7.02        $9.93        $9.89         $9.52
                                                                              -----------   ----------   ----------     ------
                                                                              -----------   ----------   ----------     ------

TOTAL INVESTMENT RETURN.....................................................    (29.31)%       0.40%        3.89%        (4.80)%(A)

RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................................      1.70%        1.70%        1.70%         1.68%(B)
  Net Investment Loss.......................................................     (0.76)%      (0.59)%      (0.51)%       (0.25)%(B)

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate...................................................    108.47%       59.06%       51.23%        22.85%
  Net Assets at End of Period (000's omitted)...............................   $ 3,409      $ 6,122      $ 6,796       $ 6,395
  Number of Shares Outstanding at End of Period (000's omitted).............       485          616          687           672
  Average Commission Rate Paid..............................................   $0.0477(C)        --           --            --
----------------------------------------------------------------------------

     (A) Total Investment Return for periods of less than one year are not annualized.

     (B) Annualized.

     (C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

   *FROM COMMENCEMENT OF OPERATIONS MARCH 7, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 1997                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

    Cappiello-Rushmore Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end investment company and is authorized to issue an unlimited number of shares. The Trust consists of four separate portfolios (the "Funds"), each with a different investment objective. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Funds follow:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. If market quotations are not readily available, the Board of Trustees will value the Funds' securities in good faith. The trustees will periodically review this method of valuation and recommend changes which may be necessary to assure that the Funds' instruments are valued at fair value.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are computed on an identified cost basis.

      (c) Dividends from net investment income are declared and paid annually in the Growth, Emerging Growth and Gold Funds and quarterly in the Utility Income Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) For Federal income tax purposes, each Fund of the Trust is treated as a separate corporation. Each Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distribute all net investment income, if any, and realized capital gains to their shareholders. Therefore, no Federal income tax provision is required.

2. Investment Advisory Fees and Other Transactions with Affiliates

    Investment advisory services are provided by McCullough, Andrews and Cappiello, Inc., (the "Adviser"). Under an agreement with the Adviser, the Trust pays a fee at the annual rate of 0.50% of the daily net assets of the Growth and Emerging Growth Funds, 0.70% of the daily net assets of the Gold Fund and 0.35% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Adviser.

    The Trust has contracted with Money Management Associates (the "Administrator") to provide Administrative services to the Trust. Under the administrative services agreement with the Administrator, the Trust pays a fee at the annual rate of 1.00% of the daily net assets of the Growth, Emerging Growth and Gold Funds, and 0.70% of the daily net assets of the Utility Income Fund. Certain Officers and Trustees of the Trust are affiliated with the Administrator.

    Certain of these administrative services are provided by Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Administrator, under a subcontractual agreement with the Administrator. These services include transfer agency functions, dividend disbursing and other shareholder services and custody of the Trust's assets.

    Each fund of the Trust invests excess cash in Fund for Government Investors, a money market mutual fund. Certain Officers and Trustees of Fund for Government Investors are affiliated with the Trust.

3. Securities Transactions

    For the year ended June 30, 1997, purchases and sales (including maturities) of securities (excluding short-term securities) were as follows:

                                                            UTILITY                      EMERGING
                                                          INCOME FUND    GROWTH FUND    GROWTH FUND    GOLD FUND
                                                         -------------  -------------  -------------  -----------
Purchases..............................................   $ 1,849,821    $10,168,712    $19,416,491    $4,870,854
                                                         -------------  -------------  -------------  -----------
                                                         -------------  -------------  -------------  -----------
Sales..................................................   $ 7,476,774    $19,934,882    $42,423,001    $5,648,444
                                                         -------------  -------------  -------------  -----------
                                                         -------------  -------------  -------------  -----------

JUNE 30, 1997                                           CAPPIELLO-RUSHMORE TRUST
--------------------------------------------------------------------------------

4. Net Unrealized Appreciation/Depreciation of Investments

    Net unrealized appreciation (depreciation) as of June 30, 1997, based on the cost for Federal income tax purposes is as follows:

                                            UTILITY                      EMERGING
                                          INCOME FUND   GROWTH FUND    GROWTH FUND     GOLD FUND
                                          -----------   ------------   ------------   -----------
Gross Unrealized Appreciation...........  $1,204,447    $ 8,980,474    $ 6,796,449    $  141,985
Gross Unrealized Depreciation...........     (90,105)       (98,280)    (2,253,125)     (959,266)
                                          -----------   ------------   ------------   -----------
Net Unrealized Appreciation
  (Depreciation)........................  $1,114,342    $ 8,882,194    $ 4,543,324    $ (817,281)
                                          -----------   ------------   ------------   -----------
                                          -----------   ------------   ------------   -----------
Cost of Investments for Federal Income
  Tax Purposes..........................  $7,610,455    $14,415,814    $15,215,297    $4,431,998
                                          -----------   ------------   ------------   -----------
                                          -----------   ------------   ------------   -----------

5. Net Assets

    At June 30, 1997, net assets consisted of the following:

                                            UTILITY                      EMERGING
                                          INCOME FUND   GROWTH FUND    GROWTH FUND     GOLD FUND
                                          -----------   ------------   ------------   -----------
Paid-in-Capital.........................  $7,845,045    $16,110,219    $17,812,292    $6,600,798
Undistributed Net Investment Income.....       2,325             --             --            --
Accumulated Net Realized Loss on
  Investments...........................    (186,726)       (93,039)    (1,967,102)   (2,478,604)
Net Unrealized Appreciation
  (Depreciation) on Investments.........   1,145,367      8,882,194      4,886,639      (713,650)
                                          -----------   ------------   ------------   -----------
Net Assets..............................  $8,806,011    $24,899,374    $20,731,829    $3,408,544
                                          -----------   ------------   ------------   -----------
                                          -----------   ------------   ------------   -----------

6. Federal Income Tax

    Permanent differences between tax and financial reporting of net investment income and realized gains are reclassified to paid-in-capital. As of June 30, 1997, net investment losses and accumulated net realized losses were reclassified to paid-in-capital as follows:

                                            UTILITY                    EMERGING
                                          INCOME FUND   GROWTH FUND   GROWTH FUND    GOLD FUND
                                          -----------   -----------   -----------   -----------
Net Investment Losses...................          --    $  120,259    $  363,496    $   37,734
Net Accumulated Net Realized Loss.......          --     1,258,147     2,400,444     2,089,392

    At June 30, 1997, for Federal income tax purposes, the following Funds had capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                            UTILITY                     EMERGING
EXPIRES JUNE 30,                          INCOME FUND   GROWTH FUND    GROWTH FUND    GOLD FUND
----------------------------------------  -----------   ------------   -----------   -----------
1998....................................         --            --              --    $1,010,282
1999....................................         --            --      $  657,715            --
2000....................................         --            --              --       434,866
2001....................................         --            --         287,195       281,566
2003....................................   $155,713            --              --            --
2005....................................         --       $93,039         678,880       648,259
                                          -----------   ------------   -----------   -----------
      Total.............................   $155,713       $93,039      $1,623,790    $2,374,973
                                          -----------   ------------   -----------   -----------
                                          -----------   ------------   -----------   -----------

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Cappiello-Rushmore Trust:

We have audited the statements of assets and liabilities, including the portfolios of investments, of the Utility Income, Growth, Emerging Growth and Gold Funds of Cappiello-Rushmore Trust as of June 30, 1997, the related statements of operations, changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Utility Income, Growth, Emerging Growth and Gold Funds of Cappiello-Rushmore Trust as of June 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

             [SIGNATURE]

Washington, DC
August 8, 1997

--------------------------------------------------------------------------------

                                                          [LOGO]

                                              CAPPIELLO-RUSHMORE
                                                    TRUST

                                                   Annual Report

                       ---------------------------------------------------------
                                                    June 30, 1997